As filed with the Securities and Exchange Commission on February 21, 2001
                                                              File No. 333-52544

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ______________


                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                                ______________

                              MARKEL CORPORATION
              (Exact name of registrant as specified in charter)
                                ______________

             Virginia                                     54-1959284
             (State or other jurisdiction of              (I.R.S. Employer
             incorporation or organization)               Identification No.)

    4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148 (804) 747-0136
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                               _______________


             Gregory B. Nevers                            With a Copy to:
             Corporate Counsel                            Leslie A. Grandis
             Markel Corporation                           McGuireWoods LLP
             4521 Highwoods Parkway                       One James Center
             Glen Allen, Virginia 23060-6148              901 East Cary Street
             (804) 747-0136                               Richmond, Virginia
                                                          23219-4030

                    (Name, address, including zip code, and
                    telephone number, including area code,
                             of agent for service)
                                ______________


   Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, as determined by the Registrant.

            If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

            If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

            If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]_____________

            If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]_____________

            If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                Explanatory Note

         This Post-Effective Amendment No.1 to the Registration Statement (No. 333-52544) is being filed solely to include additional exhibits.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits And Financial Statement Schedules.

(A)      Exhibits

Exhibit
Number                                Description

 ------- ----------------------------------------------------------------------

  1.1    Form of Underwriting Agreement*

  3.1 Amended and Restated Certificate of Incorporation of Markel Corporation (incorporated by reference to Exhibit 3(i) of the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000).

  3.2 Bylaws of Markel Corporation (incorporated by reference to Exhibit 4.2 of the Company's Registration Statement on Form S-4 filed as of October 7, 1999 (Registration No. 333-88609)).

  4.1 Form of Contingent Value Rights Agreement from Markel Holdings, Inc. to Trustee (incorporated by reference to Exhibit 4.3 of the Company's Registration Statement on Form S-4 filed on February 7, 2000 (Registration No. 333-88609)).

  4.2 Form of Indenture between Markel Corporation and The Chase Manhattan Bank, previously filed.

  4.3    Form of Subordinated Indenture, previously filed.

  4.4 Registration Rights Agreement among Markel Corporation and DLJ Offshore Partners, C.V.; DLJMB Overseas Partners, C.V.; DLJ Merchant Banking Funding, Inc.; DLJ First ESC, L.P.; Donaldson, Lufkin & Jenrette Securities Corporation; Marsh & Mclennan Capital, Inc.; and John J. Byrne dated as of August 15, 1999 (incorporated by reference to Exhibit
         99.4 of Markel Corporation's (now Markel North America) Current Report on Form 8-K filed on August 20, 1999).

  4.5 Amended and Restated Registration Rights Agreement among Markel Corporation, Markel Holdings Inc. and DLJ International Partners, C.V.; DLJ Offshore Partners, C.V.; DLJMB Overseas Partners, C.V.; DLJ Merchant Banking Funding, Inc.; DLJ First ESC, L.P.; Donaldson, Lufkin & Jenrette Securities Corporation; Marsh & Mclennan Capital, Inc.; and John J. Byrne dated as of January 28, 2000, filed herewith.

  4.6 Contingent Value Rights Agreement from Markel Holdings Inc. to The Chase Manhattan Bank dated as of March 15, 2000, filed herewith.

  5 Opinion of McGuireWoods LLP regarding the legality of the securities being registered, previously filed.

 12      Statement re Computation of Ratios, previously filed.

 23.1    Consent of KPMG LLP, previously filed

 23.2    Consent of PricewaterhouseCoopers, previously filed.

 23.3    Consent of McGuireWoods LLP (contained in Exhibit 5, previously filed).

 24.1    Power of Attorney from officers and directors, previously filed.

 25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Chase Manahattan Bank, as Trustee under the Indenture, previously filed.

 25.2 Form T-1 Statement of Eligibility under the Trust Indenture Act of the trustee under the Subordinated Indenture**

________

 * To be incorporated by reference herein in connection with the offering of each series of securities.

**       To be filed by amendment or in a Current Report on Form 8-K.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on February 21, 2001.

                              Markel Corporation


                              By:     /s/ Darrell D. Martin*
                                 ---------------------------------
                                      Darrell D. Martin
                              Title:  Executive Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer,
                                      Principal Accounting Officer)


         Signature                    Title
         ---------                    -----


         /s/ Alan I. Kirshner*        Director, Chairman and Chief Executive
-------------------------------       Officer (Principal Executive Officer)
         Alan I. Kirshner

         /s/ Anthony F. Markel*       President, Director
-------------------------------
         Anthony F. Markel

         /s/ Steven A. Markel*        Vice-Chairman, Director
-------------------------------
         Steven A. Markel

         /s/ Darrell D. Martin*       Director, Executive Vice President and
-------------------------------       Chief Financial Officer (Principal
         Darrell D. Martin            Financial Officer, Principal Accounting
                                      Officer)


                                      Director
_______________________________
         John J. Byrne

         /s/ Mark J. Byrne*           Director
-------------------------------
         Mark J. Byrne

         /s/ Leslie A. Grandis*       Director
-------------------------------
         Leslie A. Grandis

         /s/ Stewart M. Kasen*        Director

-----------------------------
         Stewart M. Kasen

         /s/ Gary L. Markel*          Director
-----------------------------
         Gary L. Markel

         /s/ Thomas S. Gayner*        Director
-----------------------------
         Thomas S. Gayner


         /s/ Gregory B. Nevers
*By: --------------------------------
         Gregory B. Nevers
         Attorney-in-fact